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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

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                         [LETTERHEAD ARTHUR ANDERSON LLP]

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 1995, incorporated by reference in TriCo Bancshares' Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.

                         ARTHUR ANDERSEN LLP


San Francisco, California
August 17, 1995